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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) September 30, 2004

                              VIKING SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

             000-49636                             86-0913802
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     (Commission File Number)           (IRS Employer Identification No.)


7514 Girard Ave., Ste. 1509, La Jolla, CA                         92037
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(Address of Principal Executive Offices)                       (Zip Code)

                                  858-456-6608
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

     On September 30, 2004, Viking Systems, Inc. ("Viking") entered into a Lease Agreement for its operations based in Westborough, Massachusetts The leased premises consist of approximately 17,850 square feet located at 134 Flanders Road, Westborough, MA. The least is for a term of three years. The lease rate is $13,365 per month plus a pro rata portion of common area expeneses.

Item 9.01 Financial Statements and Exhibits

C - Exhibits

      Exhibit Number          Description
      --------------          -----------

      10.1                    Lease Agreement



                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 30, 2004                VIKING SYSTEMS, INC.



                                          By:  /s/ Thomas B. Marsh,
                                               President/Chairman of the Board










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